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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 31, 2003 relating to the consolidated financial statements, which appears in Vertex Pharmaceuticals Incorporated's Annual Report on Form 10-K for the year ended December 31, 2002.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 7, 2003